SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 14, 2016
                           Date of Report
                 (Date of Earliest Event Reported)

                DEVELOPMENT CAPITAL AUSTRALIA CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                DIAMOND ISLAND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55637                81-2338427
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                         9454 Wilshire Boulevard
                                Suite 612
                     Beverly Hills, California 90212
         (Address of principal executive offices) (zip code)

                              310-888-1870
          (Registrant's telephone number, including area code

                           215 Apolena Avenue
                     Newport Beach, California 92662
                (Former Address of Principal Executive Offices)

  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name Development Capital Australia Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    DIAMOND ISLAND ACQUISITION CORPORATION
Date: November 21, 2016                  /s/  James Cassidy
                                               President